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                                                                  EXHIBIT 10.06a



                                    AMENDMENT
                                     TO THE
                          AMENDED EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                            MONRO MUFFLER BRAKE, INC.
                                       AND
                                 ROBERT G. GROSS


                  WHEREAS, Monro Muffler Brake, Inc. (the "Company") and Robert Gross (the "Executive") entered into an amended and restated employment agreement, dated as of February 16, 1999 (the "Agreement"), pursuant to which Executive agreed to serve as President and Chief Executive Officer of the Company;

                  WHEREAS, under Section 9.3 of the Agreement, the Agreement may be amended by a written instrument signed by the Executive and the Company;

                  WHEREAS, Section 3.7(c) of the Agreement generally provides that the Company shall pay the Executive an amount equal to the net Federal income tax benefit to the Company from the Executive's exercise of certain non-qualified stock options granted to the Executive pursuant to the Agreement; and

                  WHEREAS, the Company and the Executive wish to cancel Section 3.7(c), and any obligations of the parties thereunder, from the Agreement.

                  NOW THEREFORE, pursuant to Section 9.3 of the Agreement, the Agreement is hereby amended as follows:

                  1. Section 3.7(c) of the Agreement is hereby deleted in its entirety.

                  2. This Amendment may be executed in two counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

                  3. The Agreement, except as otherwise set forth herein, shall remain in full force and effect in all other respects.



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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of June 5, 2002.


                                       MONRO MUFFLER BRAKE, INC.

                                       By:    /s/ Robert W. August
                                              ----------------------------

                                       Name:  Robert W. August
                                              ----------------------------

                                       Title:    Secretary
                                              ----------------------------


                                       EXECUTIVE

                                       /s/ Robert G. Gross
                                       -----------------------------------
                                       Robert G. Gross